Waxess USA CONCENTRATIONS (Waxess USA, Inc.)	12 Months Ended
Dec. 31, 2010
Waxess USA, Inc.
Waxess USA CONCENTRATIONS	3. CONCENTRATIONS

During the year 2010, the Company derived 36% of its revenue each from two customers and 12% of its revenue from one customer.  There were no outstanding receivables from these customers at December 31, 2010.

During 2010, approximately 86% of the Company’s purchases included in cost of sales were from one supplier.  There were no amounts outstanding to this supplier at December 31, 2010.

The Company had revenues from one customer during 2009 that accounted for 89% of the Company’s total net revenue.  There was no outstanding receivable from this customer at December 31, 2009.

During 2009, 97% of the cost of sales for the Company was from one supplier.  There was no amount outstanding to this supplier at December 31, 2009.